Exhibit 24.1






                         CONSENT OF INDEPENDENT AUDITORS



Onsite Energy Corporation:

         We hereby consent to the use in this Registration Statement on Form S-8 of our report dated August 9, 1996 except as to Note 18 which is as of August 28, 1996, relating to the consolidated financial statements of Onsite Energy Corporation.






                                                 HEIN + ASSOCIATES LLP
                                                 Certified Public Accountants




Orange, California
April 25, 1997